American Century Mutual Funds, Inc. Prospectus Supplement
New Opportunities Fund ■ Small Cap Growth Fund
Supplement dated April 1, 2015 ■ Prospectus dated March 1, 2015
The following replaces the Portfolio Managers section of the prospectus.
Portfolio Managers
Matthew Ferretti, CFA, Vice President and Portfolio Manager, has been a member of the team that manages the fund since 2006.
Jackie Wagner, Portfolio Manager, has been a member of the team that manages the fund since 2009.

The following replaces The Fund Management Team section of the prospectus.
The Fund Management Team
The advisor uses teams of portfolio managers and analysts to manage funds. The teams meet regularly to review portfolio holdings and discuss purchase and sale activity. Team members buy and sell securities for the fund as they see fit, guided by the fund’s investment objective and strategy.
The portfolio managers on the investment team who are jointly and primarily responsible for the day-to-day management of the fund are identified below.
Matthew Ferretti
Mr. Ferretti, Vice President and Portfolio Manager, rejoined the team that manages the fund in 2006. He joined American Century Investments in 2002 as an investment analyst and became a portfolio manager in 2006. He has a bachelor of science degree from the University of Notre Dame, a JD from Villanova University and an MBA from the University of Texas. He is a CFA charterholder.
Jackie Wagner
Ms. Wagner, Portfolio Manager, has been a member of the team that manages the fund since 2009. She joined American Century Investments in 2005, became an analyst in 2009 and a portfolio manager in 2015. She has a bachelor’s degree in business administration and an MBA from the University of Missouri - Kansas City.
The statement of additional information provides additional information about the accounts managed by the portfolio managers, the structure of their compensation, and their ownership of fund securities.

©2015 American Century Proprietary Holdings, Inc. All rights reserved.
CL-SPL-85465   1504